J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Small & Mid Cap Enhanced Equity ETF

(the “Fund”)

Supplement dated May 19, 2026

to the current Summary Prospectus, Prospectus and Statement of Additional Information

as supplemented

Portfolio Manager Changes during the first quarter of 2027.

At the end of the first quarter of 2027, Phillip D. Hart will succeed Eytan Shapiro, who is retiring, as the Chief Investment Officer of the U.S. Equity Growth Team. Additionally, at that time, Robert A. Ippolito will succeed Mr. Hart as lead portfolio manager of the Fund and Mr. Hart will no longer serve as a portfolio manager of the Fund at the end of the first quarter of 2027.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

SUP-ETF-PM-526